EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	3rd	3rd
	QUARTER	QUARTER
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$33,087	$29,118	$3,969	13.63%
Interest Expense	12,931	9,455	3,476	36.76%
Net Interest Income	20,156	19,663	493	2.51%
Provision (Credit) for Credit Losses	1,207	(1,225)	2,432	(198.53)%
Net Interest Income After Provision (Credit) for Credit Losses	18,949	20,888	(1,939)	(9.28)%
Noninterest Income	7,133	6,489	644	9.92%
Net Realized Losses on Available-for-sale Debt Securities	0	0	0	0%
Noninterest Expense	18,269	17,940	329	1.83%
Income Before Income Tax Provision	7,813	9,437	(1,624)	(17.21)%
Income Tax Provision	1,448	1,846	(398)	(21.56)%
Net Income	$6,365	$7,591	$(1,226)	(16.15)%
Net Income Attributable to Common Shares (1)	$6,311	$7,534	$(1,223)	(16.23)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.41	$0.50	$(0.09)	(18.00)%
Net Income - Diluted	$0.41	$0.50	$(0.09)	(18.00)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,267,120	15,154,797
Number of Shares Used in Computation - Diluted	15,267,120	15,154,797

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$94,749	$83,268	$11,481	13.79%
Interest Expense	36,107	22,462	13,645	60.75%
Net Interest Income	58,642	60,806	(2,164)	(3.56)%
Provision (Credit) for Credit Losses	2,726	(765)	3,491	(456.34)%
Net Interest Income After Provision (Credit) for Credit Losses	55,916	61,571	(5,655)	(9.18)%
Noninterest Income	21,662	18,733	2,929	15.64%
Net Realized Gains on Available-for-sale Debt Securities	0	6	(6)	(100.00)%
Noninterest Expense	55,828	55,749	79	0.14%
Income Before Income Tax Provision	21,750	24,561	(2,811)	(11.44)%
Income Tax Provision	3,966	4,674	(708)	(15.15)%
Net Income	$17,784	$19,887	$(2,103)	(10.57)%
Net Income Attributable to Common Shares (1)	$17,644	$19,731	$(2,087)	(10.58)%
PER COMMON SHARE DATA:
Net Income - Basic	$1.16	$1.29	$(0.13)	(10.08)%
Net Income - Diluted	$1.16	$1.29	$(0.13)	(10.08)%
Dividends Per Share	$0.84	$0.84	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,254,124	15,264,391
Number of Shares Used in Computation - Diluted	15,254,124	15,264,395

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	September 30,	September 30,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$184,213	$52,658	$131,555	249.83%
Available-for-sale Debt Securities	408,422	429,138	(20,716)	(4.83)%
Loans, Net	1,872,322	1,812,585	59,737	3.30%
Bank-Owned Life Insurance	50,757	31,557	19,200	60.84%
Bank Premises and Equipment, Net	21,537	21,267	270	1.27%
Deferred Tax Asset, Net	17,047	23,731	(6,684)	(28.17)%
Intangible Assets	54,682	55,076	(394)	(0.72)%
Other Assets	61,842	57,937	3,905	6.74%
TOTAL ASSETS	$2,670,822	$2,483,949	$186,873	7.52%

LIABILITIES
Deposits	$2,135,879	$2,024,997	$110,882	5.48%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	186,043	148,529	37,514	25.26%
Senior Notes, Net	14,882	14,814	68	0.46%
Subordinated Debt, Net	24,802	24,689	113	0.46%
Other Liabilities	31,911	30,715	1,196	3.89%
TOTAL LIABILITIES	2,393,517	2,243,744	149,773	6.68%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	307,369	300,031	7,338	2.45%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(30,396)	(60,278)	29,882	(49.57)%
Defined Benefit Plans	332	452	(120)	(26.55)%
TOTAL STOCKHOLDERS' EQUITY	277,305	240,205	37,100	15.45%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,670,822	$2,483,949	$186,873	7.52%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	September 30,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,365	$7,591	(16.15)%
Return on Average Assets (Annualized)	0.97%	1.23%	(21.14)%
Return on Average Equity (Annualized)	9.49%	12.28%	(22.72)%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$9,225	$8,424	9.51%
PPNR (Annualized) as a % of Average Assets	1.41%	1.36%	3.68%
PPNR (Annualized) as a % of Average Equity	13.75%	13.63%	0.88%

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE - U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$17,784	$19,887	(10.57)%
Return on Average Assets (Annualized)	0.93%	1.08%	(13.89)%
Return on Average Equity (Annualized)	9.03%	10.58%	(14.65)%

PPNR - NON-GAAP (a)
PPNR	$25,078	$24,510	2.32%
PPNR (Annualized) as a % of Average Assets	1.31%	1.33%	(1.50)%
PPNR (Annualized) as a % of Average Equity	12.73%	13.04%	(2.38)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,670,822	$2,483,949	7.52%
Available-for-Sale Debt Securities	408,422	429,138	(4.83)%
Loans, Net	1,872,322	1,812,585	3.30%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	20,442	18,085	13.03%
Allowance for Credit Losses on Off-Balance Sheet Exposures	592	900	(34.22)%
Deposits	2,135,879	2,024,997	5.48%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$325,004	$318,526	2.03%
Trust Assets Under Management	1,359,023	1,128,600	20.42%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.16	$1.29	(10.08)%
Net Income - Diluted	$1.16	$1.29	(10.08)%
Dividends	$0.84	$0.84	0.00%
Common Book Value	$17.99	$15.72	14.44%
Tangible Common Book Value NON-GAAP (b)	$14.44	$12.12	19.14%
Market Value (Last Trade)	$19.69	$17.55	12.19%
Market Value / Common Book Value	109.45%	111.64%	(1.96)%
Market Value / Tangible Common Book Value - NON-GAAP (b)	136.36%	144.80%	(5.83)%
Price Earnings Multiple	12.70	10.20	24.51%
Dividend Yield (Annualized)	5.69%	6.38%	(10.82)%
Common Shares Outstanding, End of Period	15,414,132	15,275,686	0.91%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2024	2023	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	8.51%	7.62%	11.68%
Nonperforming Assets / Total Assets	0.92%	0.70%	31.43%
Allowance for Credit Losses / Total Loans	1.08%	0.99%	9.09%
Total Risk Based Capital Ratio (c)	15.70%	15.81%	(0.70)%
Tier 1 Risk Based Capital Ratio (c)	13.29%	13.42%	(0.97)%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.29%	13.42%	(0.97)%
Leverage Ratio (c)	9.71%	9.91%	(2.02)%

AVERAGE BALANCES
Average Assets	$2,561,690	$2,454,599	4.36%
Average Equity	$262,672	$250,518	4.85%

EFFICIENCY RATIO NON-GAAP (d)
Net Interest Income on a Fully Taxable-Equivalent Basis (d)	$59,244	$61,526	(3.71)%
Noninterest Income, Excluding Net Realized Gains on Available-for-sale Debt Securities	21,662	18,733	15.64%
Total (1)	$80,906	$80,259	0.81%
Noninterest Expense (2)	$55,828	$55,749	0.14%
Efficiency Ratio = (2)/(1)	69.00%	69.46%	(0.66)%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided in Exhibit 99.2 under the table “PPNR- NON- GAAP RECONCILIATION.”

(b)Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,670,822	$2,483,949
Less: Intangible Assets, Primarily Goodwill	(54,682)	(55,076)
Tangible Assets	$2,616,140	$2,428,873
Total Stockholders' Equity	$277,305	$240,205
Less: Intangible Assets, Primarily Goodwill	(54,682)	(55,076)
Tangible Common Equity (3)	$222,623	$185,129

Common Shares Outstanding, End of Period (4)	15,414,132	15,275,686
Tangible Common Book Value per Share = (3)/(4)	$14.44	$12.12

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.”

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Interest income	$33,087	$31,326	$30,336	$30,236	$29,118
Interest expense	12,931	11,881	11,295	10,642	9,455
Net interest income	20,156	19,445	19,041	19,594	19,663
Provision (credit) for credit losses	1,207	565	954	951	(1,225)
Net interest income after provision (credit) for credit losses	18,949	18,880	18,087	18,643	20,888
Noninterest income	7,133	7,854	6,675	8,720	6,489
Net realized losses on securities	0	0	0	(3,042)	0
Noninterest expense	18,269	19,255	18,304	18,399	17,940
Income before income tax provision	7,813	7,479	6,458	5,922	9,437
Income tax provision	1,448	1,366	1,152	1,661	1,846
Net income	$6,365	$6,113	$5,306	$4,261	$7,591
Net income attributable to common shares	$6,311	$6,066	$5,267	$4,231	$7,534
Basic earnings per common share	$0.41	$0.40	$0.35	$0.28	$0.50
Diluted earnings per common share	$0.41	$0.40	$0.35	$0.28	$0.50

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2023	2023	2023
ASSETS
Cash & Due from Banks	$184,213	$100,412	$46,448	$56,878	$52,658
Available-for-Sale Debt Securities	408,422	401,145	405,094	415,755	429,138
Loans, Net	1,872,322	1,872,825	1,852,426	1,828,931	1,812,585
Bank-Owned Life Insurance	50,757	50,301	49,857	63,674	31,557
Bank Premises and Equipment, Net	21,537	21,966	21,852	21,632	21,267
Deferred Tax Asset, Net	17,047	18,375	17,703	17,441	23,731
Intangible Assets	54,682	54,779	54,877	54,974	55,076
Other Assets	61,842	73,319	73,280	56,299	57,937
TOTAL ASSETS	$2,670,822	$2,593,122	$2,521,537	$2,515,584	$2,483,949

LIABILITIES
Deposits (1)	$2,135,879	$2,059,309	$1,995,903	$2,014,806	$2,024,997
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	186,043	202,523	197,655	172,211	148,529
Senior Notes, Net	14,882	14,865	14,848	14,831	14,814
Subordinated Debt, Net	24,802	24,773	24,745	24,717	24,689
Other Liabilities	31,911	28,431	26,730	26,638	30,715
TOTAL LIABILITIES	2,393,517	2,329,901	2,259,881	2,253,203	2,243,744

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	307,369	304,582	302,362	300,818	300,031
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(30,396)	(41,710)	(41,071)	(38,878)	(60,278)
Defined Benefit Plans	332	349	365	441	452
TOTAL STOCKHOLDERS' EQUITY	277,305	263,221	261,656	262,381	240,205
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,670,822	$2,593,122	$2,521,537	$2,515,584	$2,483,949

(1) Brokered Deposits (Included in Total Deposits)	$45,051	$59,501	$69,391	$64,369	$62,512

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2024		June 30, 2024		December 31, 2023		September 30, 2023
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$8,072	$7,321	$10,323	$9,257	$12,325	$11,290	$33,938	$30,557
Obligations of U.S. Government agencies	10,271	9,376	10,582	9,350	11,119	9,946	21,372	18,796
Bank holding company debt securities	28,956	23,949	28,955	23,657	28,952	23,500	28,950	22,311
Obligations of states and political subdivisions:
Tax-exempt	113,093	104,936	113,659	102,020	113,464	104,199	123,598	104,453
Taxable	55,182	48,434	56,294	47,481	58,720	50,111	65,408	53,457
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	101,545	94,053	104,708	93,874	105,549	95,405	109,102	94,469
Residential collateralized mortgage obligations	48,251	45,601	46,623	42,565	50,212	46,462	38,267	33,397
Commercial mortgage-backed securities	73,695	66,390	74,510	64,718	76,412	66,682	76,627	63,672
Private label commercial mortgage-backed securities	8,327	8,362	8,290	8,223	8,215	8,160	8,178	8,026
Total Available-for-Sale Debt Securities	$447,392	$408,422	$453,944	$401,145	$464,968	$415,755	$505,440	$429,138

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2024	2024	2023	2023
Commercial real estate - non-owner occupied:
Non-owner occupied	$470,383	$489,514	$499,104	$503,434
Multi-family (5 or more) residential	87,487	67,154	64,076	61,061
1-4 Family - commercial purpose	163,233	167,296	174,162	172,792
Total commercial real estate - non-owner occupied	721,103	723,964	737,342	737,287
Commercial real estate - owner occupied	266,477	267,169	237,246	231,112
All other commercial loans:
Commercial and industrial	93,205	77,339	78,832	80,960
Commercial lines of credit	128,461	130,924	117,236	122,189
Political subdivisions	85,479	89,460	79,031	80,415
Commercial construction and land	105,255	114,162	104,123	91,014
Other commercial loans	19,585	19,221	20,471	21,125
Total all other commercial loans	431,985	431,106	399,693	395,703
Residential mortgage loans:
1-4 Family - residential	383,482	383,494	389,262	385,777
1-4 Family residential construction	23,947	26,330	24,452	24,236
Total residential mortgage	407,429	409,824	413,714	410,013
Consumer loans:
Consumer lines of credit (including HELCs)	43,624	42,325	41,503	37,736
All other consumer	22,146	18,819	18,641	18,819
Total consumer	65,770	61,144	60,144	56,555
Total	1,892,764	1,893,207	1,848,139	1,830,670
Less: allowance for credit losses on loans	(20,442)	(20,382)	(19,208)	(18,085)
Loans, net	$1,872,322	$1,872,825	$1,828,931	$1,812,585

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	September 30,	% of Non-owner	% of
	2024	Occupied CRE	Total Loans
Office	$96,241	20.5%	5.1%
Retail	94,773	20.1%	5.0%
Industrial	82,946	17.6%	4.4%
Hotels	72,491	15.4%	3.8%
Mixed Use	60,800	12.9%	3.2%
Other	63,132	13.4%	3.3%
Total Non-owner Occupied CRE Loans	$470,383
Total Gross Loans	$1,892,764

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2024	2024	2023	2023
Loans individually evaluated with a valuation allowance	$1,622	$6,613	$7,786	$7,861
Loans individually evaluated without a valuation allowance	18,069	8,567	3,478	4,146
Total individually evaluated loans	$19,691	$15,180	$11,264	$12,007

Total loans past due 30-89 days and still accruing	$15,906	$3,088	$9,275	$3,675

Nonperforming assets:
Total nonaccrual loans	$24,401	$19,579	$15,177	$15,501
Total loans past due 90 days or more and still accruing	56	20	3,190	1,292
Total nonperforming loans	24,457	19,599	18,367	16,793
Foreclosed assets held for sale (real estate)	181	181	478	633
Total nonperforming assets	$24,638	$19,780	$18,845	$17,426

Total nonperforming loans as a % of total loans	1.29%	1.04%	0.99%	0.92%
Total nonperforming assets as a % of assets	0.92%	0.76%	0.75%	0.70%
Allowance for credit losses as a % of total loans	1.08%	1.08%	1.04%	0.99%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Balance, beginning of period	$20,382	$20,023	$19,056	$19,208	$16,615
Adoption of ASU 2016-13 (CECL)	0	0	0	0	2,104
Charge-offs	(1,268)	(236)	(98)	(1,684)	(299)
Recoveries	31	29	60	95	74
Net charge-offs	(1,237)	(207)	(38)	(1,589)	(225)
Provision (credit) for credit losses on loans	1,297	566	(933)	2,823	(409)
Balance, end of period	$20,442	$20,382	$18,085	$20,442	$18,085

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Provision (credit) for credit losses:
Loans receivable	$1,297	$566	$(933)	$2,823	$(409)
Off-balance sheet exposures	(90)	(1)	(292)	(97)	(356)
Total provision (credit) for credit losses	$1,207	$565	$(1,225)	$2,726	$(765)

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
Calculation of PPNR:	2024	2024	2023	2024	2023
Net Income (GAAP)	$6,365	$6,113	$7,591	$17,784	$19,887
Add: Provision for income taxes	1,448	1,366	1,846	3,966	4,674
Add: Provision (credit) for credit losses	1,207	565	(1,225)	2,726	(765)
Add: Realized losses (gains) on available-for-sale securities debt securities	0	0	0	0	(6)
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	205	202	212	602	720
PPNR (non-GAAP)	$9,225	$8,246	$8,424	$25,078	$24,510

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
INTEREST INCOME
Interest-bearing due from banks	$1,622	$516	$345	$2,521	$932
Available-for-sale debt securities:
Taxable	2,136	2,137	2,077	6,409	6,440
Tax-exempt	638	626	681	1,887	2,161
Total available-for-sale debt securities	2,774	2,763	2,758	8,296	8,601
Loans receivable:
Taxable	28,099	27,490	25,526	82,292	72,314
Tax-exempt	749	730	683	2,149	2,101
Total loans receivable	28,848	28,220	26,209	84,441	74,415
Other earning assets	48	29	18	93	40
Total Interest Income	33,292	31,528	29,330	95,351	83,988

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	3,240	2,836	2,360	8,882	4,859
Money market	2,159	1,917	1,669	6,256	3,654
Savings	50	52	60	157	186
Time deposits	4,963	4,509	3,175	13,322	6,894
Total interest-bearing deposits	10,412	9,314	7,264	28,617	15,593
Borrowed funds:
Short-term	184	360	677	1,141	2,918
Long-term - FHLB advances	1,983	1,855	1,164	5,294	2,901
Senior notes, net	120	120	120	360	359
Subordinated debt, net	232	232	230	695	691
Total borrowed funds	2,519	2,567	2,191	7,490	6,869
Total Interest Expense	12,931	11,881	9,455	36,107	22,462

Net Interest Income	$20,361	$19,647	$19,875	$59,244	$61,526

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Net Interest Income Under U.S. GAAP	$20,156	$19,445	$19,663	$58,642	$60,806
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	66	67	84	202	314
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	139	135	128	400	406
Net Interest Income as adjusted to a fully taxable-equivalent basis	$20,361	$19,647	$19,875	$59,244	$61,526

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2024	Return/	6/30/2024	Return/	9/30/2023	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$119,885	5.38%	$43,139	4.81%	$31,729	4.31%
Available-for-sale debt securities, at amortized cost:
Taxable	336,246	2.53%	343,971	2.50%	379,709	2.17%
Tax-exempt	113,514	2.24%	112,921	2.23%	124,435	2.17%
Total available-for-sale debt securities	449,760	2.45%	456,892	2.43%	504,144	2.17%
Loans receivable:
Taxable	1,797,224	6.22%	1,792,556	6.17%	1,729,972	5.85%
Tax-exempt	91,246	3.27%	90,830	3.23%	87,026	3.10%
Total loans receivable	1,888,470	6.08%	1,883,386	6.03%	1,816,998	5.72%
Other earning assets	3,076	6.21%	2,176	5.36%	1,468	4.86%
Total Earning Assets	2,461,191	5.38%	2,385,593	5.32%	2,354,339	4.94%
Cash	24,987		22,396		22,068
Unrealized loss on securities	(47,806)		(56,765)		(63,110)
Allowance for credit losses	(20,643)		(20,290)		(19,540)
Bank-owned life insurance	50,470		50,018		31,559
Bank premises and equipment	21,793		21,994		21,132
Intangible assets	54,730		54,827		55,125
Other assets	73,320		89,859		74,483
Total Assets	$2,618,042		$2,547,632		$2,476,056

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$543,288	2.37%	$517,145	2.21%	$512,074	1.83%
Money market	356,487	2.41%	340,038	2.27%	340,618	1.94%
Savings	198,312	0.10%	207,530	0.10%	232,240	0.10%
Time deposits	485,708	4.07%	457,885	3.96%	406,436	3.10%
Total interest-bearing deposits	1,583,795	2.62%	1,522,598	2.46%	1,491,368	1.93%
Borrowed funds:
Short-term	15,038	4.87%	27,732	5.22%	49,157	5.46%
Long-term - FHLB advances	181,075	4.36%	175,373	4.25%	119,395	3.87%
Senior notes, net	14,875	3.21%	14,856	3.25%	14,808	3.22%
Subordinated debt, net	24,787	3.72%	24,759	3.77%	24,676	3.70%
Total borrowed funds	235,775	4.25%	242,720	4.25%	208,036	4.18%
Total Interest-bearing Liabilities	1,819,570	2.83%	1,765,318	2.71%	1,699,404	2.21%
Demand deposits	500,859		493,922		498,724
Other liabilities	29,226		29,972		30,749
Total Liabilities	2,349,655		2,289,212		2,228,877
Stockholders' equity, excluding accumulated other comprehensive loss	305,808		302,758		296,577
Accumulated other comprehensive loss	(37,421)		(44,338)		(49,398)
Total Stockholders' Equity	268,387		258,420		247,179
Total Liabilities and Stockholders' Equity	$2,618,042		$2,547,632		$2,476,056
Interest Rate Spread		2.55%		2.61%		2.73%
Net Interest Income/Earning Assets		3.29%		3.31%		3.35%

Total Deposits (Interest-bearing and Demand)	$2,084,654		$2,016,520		$1,990,092

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2024	Return/	9/30/2023	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$65,449	5.15%	$31,076	4.01%
Available-for-sale debt securities, at amortized cost:
Taxable	342,677	2.50%	395,070	2.18%
Tax-exempt	113,267	2.23%	127,530	2.27%
Total available-for-sale debt securities	455,944	2.43%	522,600	2.20%
Loans receivable:
Taxable	1,787,982	6.15%	1,687,593	5.73%
Tax-exempt	89,094	3.22%	89,645	3.12%
Total loans receivable	1,877,076	6.01%	1,777,238	5.60%
Other earning assets	2,215	5.61%	1,332	4.02%
Total Earning Assets	2,400,684	5.31%	2,332,246	4.81%
Cash	22,619		22,475
Unrealized loss on securities	(51,792)		(59,921)
Allowance for credit losses	(20,141)		(18,472)
Bank-owned life insurance	51,647		31,413
Bank premises and equipment	21,858		21,262
Intangible assets	54,827		55,227
Other assets	81,988		70,369
Total Assets	$2,561,690		$2,454,599

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$525,179	2.26%	$477,751	1.36%
Money market	353,142	2.37%	344,527	1.42%
Savings	206,344	0.10%	245,483	0.10%
Time deposits	457,662	3.89%	365,174	2.52%
Total interest-bearing deposits	1,542,327	2.48%	1,432,935	1.45%
Borrowed funds:
Short-term	29,086	5.24%	75,978	5.13%
Long-term - FHLB advances	166,454	4.25%	103,817	3.74%
Senior notes, net	14,857	3.24%	14,790	3.25%
Subordinated debt, net	24,759	3.75%	24,648	3.75%
Total borrowed funds	235,156	4.25%	219,233	4.19%
Total Interest-bearing Liabilities	1,777,483	2.71%	1,652,168	1.82%
Demand deposits	492,008		523,822
Other liabilities	29,527		28,091
Total Liabilities	2,299,018		2,204,081
Stockholders' equity, excluding accumulated other comprehensive loss	303,209		297,386
Accumulated other comprehensive loss	(40,537)		(46,868)
Total Stockholders' Equity	262,672		250,518
Total Liabilities and Stockholders' Equity	$2,561,690		$2,454,599
Interest Rate Spread		2.60%		2.99%
Net Interest Income/Earning Assets		3.30%		3.53%

Total Deposits (Interest-bearing and Demand)	$2,034,335		$1,956,757

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Trust revenue	$1,946	$2,014	$1,919	$5,857	$5,500
Brokerage and insurance revenue	523	527	394	1,589	1,189
Service charges on deposit accounts	1,546	1,472	1,443	4,336	4,121
Interchange revenue from debit card transactions	1,103	1,089	1,098	3,205	3,115
Net gains from sales of loans	360	235	237	786	450
Loan servicing fees, net	74	130	154	434	466
Increase in cash surrender value of life insurance	458	444	160	1,372	450
Other noninterest income	1,123	1,943	1,084	4,083	3,442
Total noninterest income, excluding realized gains (losses) on securities, net	$7,133	$7,854	$6,489	$21,662	$18,733

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Salaries and employee benefits	$10,875	$11,023	$10,878	$33,460	$33,082
Net occupancy and equipment expense	1,377	1,333	1,268	4,160	3,993
Data processing and telecommunications expenses	1,882	2,003	1,823	5,877	5,659
Automated teller machine and interchange expense	510	473	504	1,470	1,374
Pennsylvania shares tax	433	434	403	1,300	1,210
Professional fees	555	552	487	1,625	1,988
Other noninterest expense	2,637	3,437	2,577	7,936	8,443
Total noninterest expense	$18,269	$19,255	$17,940	$55,828	$55,749

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	September 30,	June 30,	Dec. 31,	September 30,	June 30,	Dec. 31,	September 30,	June 30,	Dec. 31,
	2024	2024	2023	2024	2024	2023	2024	2024	2023
Federal Home Loan Bank of Pittsburgh	$207,858	$223,853	$189,021	$737,284	$719,722	$737,824	$945,142	$943,575	$926,845
Federal Reserve Bank Discount Window	0	0	0	18,602	18,884	19,982	18,602	18,884	19,982
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$207,858	$223,853	$189,021	$830,886	$813,606	$832,806	$1,038,744	$1,037,459	$1,021,827

Uninsured Deposits Information	September 30,	June 30,	December 31,
	2024	2024	2023
Total Deposits - C&N Bank	$2,152,136	$2,074,806	$2,030,909

Estimated Total Uninsured Deposits	$655,569	$605,765	$592,206
Portion of Uninsured Deposits that are
Collateralized	183,274	158,268	151,031
Uninsured and Uncollateralized Deposits	$472,295	$447,497	$441,175

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	21.9%	21.6%	21.7%

Available Funding from Credit Facilities	$830,886	$813,606	$832,806
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	223,060	238,375	256,058
Highly Liquid Available Funding	$1,053,946	$1,051,981	$1,088,864

Highly Liquid Available Funding as a % of
Uninsured Deposits	160.8%	173.7%	183.9%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	223.2%	235.1%	246.8%